T. Rowe Price New America Growth Fund

Supplement to Summary Prospectus Dated May 1, 2015

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2016, Justin White will replace Daniel Martino as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. White joined T. Rowe Price in 2008.

The date of this supplement is February 1, 2016.

F60-041-S 2/1/16